March 20, 2019

BNY MELLON FUNDS TRUST

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

Supplement to Prospectus

dated December 31, 2018

Effective March 20, 2019, the following information supersedes and replaces any contrary information contained in the section of the fund's prospectus entitled "Fund Summary – BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund – Portfolio Management":

John C. Bailer, Brian C. Ferguson and David S. Intoppa are the primary portfolio managers responsible for the Dynamic Large Cap Value Strategy.  Mr. Ferguson has held that position since the fund's inception in July 2010 and Messrs. Bailer and Intoppa have held that position since March 2019.  Mr. Bailer is a senior managing director and senior portfolio manager of U.S. divided-oriented and large-cap strategies at Mellon Investments Corporation (Mellon), an affiliate of The Dreyfus Corporation.  Mr. Ferguson is a senior managing director and senior portfolio manager on Mellon's U.S. Large Capitalization Value Equity team.  Mr. Intoppa is a senior research analyst on Mellon's Dynamic Large Cap Value strategy.  Each member of the team also is an employee of The Dreyfus Corporation and manages the portion of the fund's assets allocated to this strategy in his capacity as an employee of The Dreyfus Corporation.

Investment decisions for the U.S. Large Cap Growth Strategy have been made since the fund's inception in July 2010 by members of Mellon's core research team.  The team members primarily responsible for the day-to-day management of the portion of the fund's assets allocated to this strategy are Barry Mills, David Sealy and Leigh Todd.  Messrs. Mills and Sealy and Ms. Todd are analysts on Mellon's core research team.  Each member of the core research team also is an employee of The Dreyfus Corporation and manages the portion of the fund's assets allocated to this strategy in his or her capacity as an employee of The Dreyfus Corporation.

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Effective March 20, 2019, the following information supersedes and replaces any contrary information contained in the section of the fund's prospectus entitled "Fund Details – Management -- Portfolio Managers -- BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund":

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund's primary portfolio managers are Caroline Lee Tsao (investment allocation), Donald M. Sauber and Thomas Lee (Large Cap Core Strategy, Focused Equity Strategy, Large Cap Growth Strategy and Large Cap Dividend Strategy), Thomas Murphy (Large Cap Tax Sensitive Strategy), John Bailer, Brian Ferguson and David Intoppa (Dynamic Large Cap Value Strategy) and Barry Mills, David Sealy and Leigh Todd (U.S. Large Cap Growth Strategy).

6297S0319

Effective March 20, 2019, the following information supplements the information contained in the section of the fund's prospectus entitled "Fund Details – Management -- Biographical Information":

Leigh Todd has been a primary portfolio manager of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Growth Strategy since March 2019.  Ms. Todd has been employed by Dreyfus since 2001.  She is the Director of Global Equity Research Strategies and a portfolio manager on the U.S. Large Cap Growth Equity and Focused Large Cap Growth Equity strategies at Mellon, an affiliate of Dreyfus. Ms. Todd has been employed by Mellon or a predecessor company of Mellon since 2005. She is also a senior research analyst on the Global Equity Research team, covering the consumer sectors.

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